UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2020

FALCON MINERALS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-38158	82-0820780
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

510 Madison Avenue, 8th Floor, New York, NY	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 506-5925

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	FLMN	Nasdaq Capital Market
Warrants, each to purchase one share of Class A Common Stock	FLMNW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 13, 2020, the Board of Directors (the “Board”) of Falcon Minerals Corporation (the “Company”) elevated the Company’s VP of Operations, Michael J. Downs, to the position of Chief Operating Officer.

Mr. Downs, age 42, has been the Company’s VP of Operations since October 2018, where he oversees the company’s royalty production, land administration, reservoir engineering and ongoing minerals acquisition efforts. He previously served as VP Operations at Titan Energy, LLC and its predecessors, oil and gas exploration and production companies, from April 2014 until September 2018, where he managed Titan’s Eagle Ford position and integrated over $2.2 billion of acquisitions into the company. From July 2011 until March 2014, Mr. Downs was Director, Strategic operations for Atlas Energy, LP. Prior to this, Mr. Downs was JV Coordinator for Atlas, responsible for managing a $1.7 billion joint venture in the Marcellus Shale between Atlas Energy, Inc and Reliance Industries of India. Mr. Downs graduated from Drexel University with a Bachelor of Science in Business Administration, Accounting.

There are no family relationships between Mr. Downs and any of the Company’s directors or executive officers. There are no related party transactions involving Mr. Downs that are reportable under Item 404(a) of Regulation S-K.

Item 7.01. Regulation FD Disclosure

On February 18, 2020, the Company issued a press release in connection with the foregoing, a copy of which is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

Information furnished pursuant to Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. This information shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release issued on February 18, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 20, 2020	FALCON MINERALS CORPORATION

	By:	/s/ Jeffrey F. Brotman
	Name:	Jeffrey F. Brotman
	Title:	Chief Legal Officer and Secretary